UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2025

Enlightify Inc.

(Exact name of Registrant as specified in charter)

Nevada	001-34260	36-3526027
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3rd Floor, Borough A, Block A.

No.181 South Taibai Road

Xi'an, Shaanxi Province

People’s Republic of China 710065

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +86-29-88266368

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ENFY	NYSE

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 9, 2025, Mr. Daqing Zhu resigned from his position as a director of Enlightify Inc., a corporation incorporated in the State of Nevada (the “Company”).  Consequently, he also resigned from his positions as Chairman of our Audit Committee, member of our Nominating Committee and member of our Compensation Committee. The Board of Directors (the “Board”) accepted Mr. Zhu’s resignation.

Effective April 10, 2025, the Board, upon the recommendation of its Nominating Committee, appointed Mr. Tianping Cai to serve in the class of directors on the Board of the Company. Mr. Cai was appointed as Chairman of the Audit Committee, and will also serve as a member the Nominating Committee and Compensation Committee of the Company’s Board.

Biographical information of Mr. Cai is as follows:

Mr. Cai is a seasoned financial executive with extensive experience in corporate finance, audit oversight, and regulatory compliance. With a strong background in accounting and risk management, he has consistently held leadership roles throughout his career, bringing a deep understanding of SEC reporting requirements, SOX compliance, and internal control frameworks. As Chairman of the Audit Committee, he is committed to upholding the highest standards of financial integrity, transparency and corporate governance.

A copy of the Employment Agreement, dated as of April 10, 2025, between the Company and Mr. Cai is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	EMPLOYMENT AGREEMENT BETWEEN ENLIGHTIFY INC. AND TIANPING CAI
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2025	ENLIGHTIFY INC.
(Registrant)

	By:	/s/ Zhuoyu Li
Zhuoyu Li
Chairman of the Board of Directors, Chief Executive Officer, and President

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